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                                                                 EXHIBIT 10.11.2

                                                                     [EXECUTION]

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment") is dated as of February 25, 2000, by and among STB Systems, Inc., a Texas corporation (herein called "Borrower"), Bank One, Texas, N.A., individually and as agent (herein called "Agent"), and the Lenders referred to in the Original Agreement described below ("Lenders").

                              W I T N E S S E T H:

        WHEREAS, Borrower, Agent, and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 21, 1999 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

        WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

        Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

        Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

             "Amendment" means this First Amendment to Amended and Restated Credit Agreement.

             "Credit Agreement" means the Original Agreement as amended hereby.


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                                   ARTICLE II.

                                     Consent

        Section 2.1. Consent. Borrower has informed Agent and Lenders that Borrower proposes to sell all of the assets (including but not limited to the assets described in Exhibit A attached hereto and made a part hereof) of the Specialized Technology Group, which is currently a division of Borrower (the "STG Division") to The Ogle Group, Inc. (the "Sale") and has requested that each Lender consent to the Sale. Subject to the terms and conditions set forth herein, each undersigned Lender hereby (i) consents to the Sale, (ii) waives the prohibition concerning the sale of the assets of the STG Division under Section
7.5 of the Agreement as it may apply to the Sale, and (iii) waives the prohibition concerning the limitation on investments in The Ogle Group, Inc., under Section 7.7 of the Agreement as it may apply to the Sale, so long as no Default or Event of Default exists or will occur as a result thereof.

                                  ARTICLE III.

                        Amendments to Original Agreement

        Section 3.1. Limitations on Credit Extensions. Section 7.8 of the Original Agreement is hereby amended in its entirety to read:

             "Section 7.8. Limitation on Credit Extensions. Except for Permitted Investments, no Restricted Person will extend credit, make advances or make loans other than (i) normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner, (ii) loans to Parent in an aggregate amount not to exceed $25,000,000, which shall be evidenced by a promissory note in form and substance acceptable to Agent, (iii) purchase money financing by Borrower to The Ogle Group, Inc., for the sale of all assets of the Specialized Technology Group (formerly a division of Borrower) to The Ogle Group, Inc., which financing shall be evidenced by a promissory note, which (A) shall not exceed $3,000,000 in principal amount, (B) shall mature in five years or less from the date of such sale, (C) shall be in form and substance acceptable to Lenders, and (D) shall be subordinate to the obligations of The Ogle Group, Inc. to its lenders, on terms acceptable to Lenders, and (iv) working capital financing by Borrower to The Ogle Group, Inc. (in connection with the sale referenced in (iii) above), which financing shall be evidenced by a promissory note which (A) shall not exceed $200,000 in principal amount, (B) shall mature in ninety (90) days or less from the date of such sale, (C) shall be in form and substance acceptable to Lenders, and (D) shall be subordinate to the obligations of The Ogle Group, Inc. to its lenders, on terms acceptable to Lenders."



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                                   ARTICLE IV.

                           Conditions of Effectiveness

        Section 4.1. Effective Date. This Amendment shall become effective as of the Effective Date, when, and only when Agent shall have received, at Agent's office, and executed by, if applicable, Lenders, Borrower and/or Guarantors, all of the following documents in form and substance satisfactory to Agent:

             (a) this Amendment;

             (b) a certificate of the Vice President and/or Secretary or Assistant Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of the Borrower authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower authorized to sign this Amendment; and (iii) that all of the representations and warranties set forth in Article V hereof are true and correct at and as of the time of such effectiveness;

             (c) Consents of existing Guarantors in a form satisfactory to Agent; and

             (d) such other supporting documents as Agent may reasonably request.



                                   ARTICLE V.

                         Representations and Warranties

        Section 5.1. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants as to itself and each Restricted Person, to Lenders that:

             (a) Except as otherwise provided herein, all representations and warranties contained in Article V of the Original Agreement are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by transactions and events expressly permitted by the Credit Agreement).

             (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations hereunder.



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             (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

             (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

             (e) The Consolidated financial statements of Consolidated Borrower dated as of October 31, 1999, fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Consolidated Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since October 31, 1999, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Consolidated Borrower. Borrower has furnished to Agent reasonable good faith estimates of Consolidated Borrower's January 31, 2000, quarter-end financial results and the projected financial results by quarter for the January 31, 2001, fiscal year of Consolidated Borrower.


                                   ARTICLE VI.

                                  Miscellaneous

        Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        Section 6.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and




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the performance hereof, including without limitation the making or granting of the Loans and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

        Section 6.3. Partial Release. Upon consummation of the Sale, Agent agrees to deliver to Borrower executed Statements of Partial Release of Financing Statement in the form attached hereto as Exhibit B.

        Section 6.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 6.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        Section 6.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                       STB SYSTEMS, INC.
                                       Borrower

                                       By:  /s/ BRYAN F. KEYES
                                          ------------------------------------
                                            Name:
                                            Title: Vice President


                                       BANK ONE, TEXAS, N.A.
                                       Agent and Lender

                                       By:   /s/ RICHARD L. ROGERS
                                          ------------------------------------
                                            Name:
                                            Title: Managing Director


                                       COMERICA BANK-TEXAS, Lender

                                       By:   /s/  ROBIN INGRAM
                                          ------------------------------------
                                            Name:
                                            Title:



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